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                                                                COMMON STOCK

                  SUBSTANCE ABUSE TECHNOLOGIES, INC.

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
                                                              CUSIP 864325 10 5

        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE IN THE CITIES OF LOS ANGELES, CA
                        OR NEW YORK, NY


THIS CERTIFIES THAT


                            SPECIMEN

IS THE RECORD HOLDER OF

    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF
                       SUBSTANCE ABUSE TECHNOLOGIES, INC.
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Robert W. Berend            SEAL                    /s/ Robert M. Stutman
    SECRETARY                                               CHAIRMAN

COUNTERSIGNED AND REGISTERED
   REGISTRAR AND TRANSFER COMPANY
      CO-TRANSFER AGENT AND REGISTRAR

BY

                    AUTHORIZED OFFICER


COUNTERSIGNED AND REGISTERED:
   U.S. STOCK TRANSFER CORPORATION
                TRANSFER AGENT AND REGISTRAR

BY

        ISSUED IN NEW YORK CITY


                    AUTHORIZED SIGNATURE


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c     The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the description on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN  -- as joint tenants with right of
                survivorship and not as tenants
                in common

UNIF GIFT MIN ACT -- ................ Custodian ......................
                         (Cust)                        (Minor)
                     under Uniform Gifts to Minors

                     Act .............................................
                                        (State)

UNIF TRF MIN ACT --  ............ Custodian (until age ..............)
                        (Cust)

                     ......................... under Uniform Transfers
                             (Minor)

                     to Minors Act ...................................
                                               (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED,                      hereby sell, assign and transfer unto
                    --------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

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                                                                         Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                       Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ------------------------------------

                               X
                                -----------------------------------------------

                               X
                                -----------------------------------------------
                        NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By
  -----------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15.

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